UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

WEWORK INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 East 49th Street, 3rd Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 389-3922
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share (1)	WE (1)	The New York Stock Exchange (1)
Warrants, each whole warrant exercisable for one share of Class A common stock (2)	WE WS (2)	(2)
Class A Common Stock Purchase Rights	-	The New York Stock Exchange

(1)
On November 7, 2023, WeWork Inc. (the “Company”) was notified by the staff of NYSE Regulation (“NYSE Regulation”) that it plans to file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist the Company’s Class A common stock from the New York Stock Exchange (the “NYSE”) upon the completion of all applicable procedures. After the Form 25 is filed by NYSE Regulation, the delisting will become effective 10 days later. The deregistration of the Company’s Class A common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective for 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the Company’s Class A common stock under Section 12(b) of the Exchange Act, the Company’s Class A common stock will remain registered under Section 12(g) of the Exchange Act. The Company’s Class A common stock began trading on the OTC Pink Marketplace on November 8, 2023 under the symbol “WEWKQ.”

(2)
On August 22, 2023, the New York Stock Exchange filed a Form 25 to delist the Company’s warrants and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended. Effective August 23, 2023, the registrant’s warrants are trading on the OTC Pink Marketplace under the symbol “WEWOW.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 5, 2023, the Board of Directors of WeWork Inc. (the “Company”) appointed Claudio Hidalgo as Chief Operating Officer, effective immediately. Mr. Hidalgo previously served as the Company’s Chief Operating Officer Americas from June 2023 to November 2023, and as Chief Operating Officer of WeWork Latin America from April 2020 to August 2022. Mr. Hidalgo also co-founded and served as the Chief Operating Officer at Somos Internet in Colombia from September 2022 to June 2023. Prior to joining WeWork, he spent four years (April 2016 - April 2020) at Sprint Corporation where he served as Regional President for the Southeast and then Northeast, covering Puerto Rico and US Virgin Islands.  Mr. Hidalgo earned an engineering degree with a minor in economics from the Universidad Gabriela Mistral in Chile and post graduate diplomas at Executive International Leadership Programs from, IESE, INSEAD and Georgetown.

There are no arrangements or understandings between Mr. Hidalgo and any other persons pursuant to which he was appointed as the Chief Operating Officer of the Company. There are no family relationships between Mr. Hidalgo and the executive officers or directors of the Company, and no transactions involving the Company and Mr. Hidalgo that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

	By:	/s/ Pamela Swidler
Date: December 5, 2023	Name:	Pamela Swidler
	Title:	Chief Legal Officer